UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019 (December 5, 2019)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02.      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

William M. Legg, a member of the Board of Directors (the “Board”) of ArcBest Corporation (the “Company”) since 2002, is retiring from the Board at the conclusion of the Company’s annual meeting of stockholders in 2020 (the “2020 Annual Meeting”), as he will have reached the mandatory retirement age set forth in the Company’s bylaws.

On December 5, 2019, in anticipation of Mr. Legg’s retirement, the Board increased the size of the Board from nine to ten members and elected Fredrik J. Eliasson to the Board as a director, effective as of December 5, 2019. Mr. Eliasson has been appointed to the Audit Committee effective January 1, 2020. Mr. Eliasson’s term on the Board will expire at the Company’s 2020 Annual Meeting, at which time he will be up for election to a new term.

Mr. Eliasson is the Executive Vice President and Chief Financial Officer for Change Healthcare Inc. (Nasdaq: CHNG). Mr. Eliasson has not engaged in any related person transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K, and he is not a party to any arrangements or understandings with any other persons pursuant to which he was elected as a director of the Board.

For his service as a non-employee Board member, Mr. Eliasson will participate in the Company’s non-employee director compensation arrangements, including an initial grant of restricted stock units valued at $110,000 on the fifth business day following the Company’s Fourth Quarter 2019 earnings release. In addition, as of December 5, 2019, Mr. Eliasson entered into the Company’s standard indemnification agreement for directors. For a description of the compensation program for the Company’s non-employee directors and Board committee members and the Company’s indemnification agreements with the members of the Board, please see the Company’s Proxy Statement for its 2019 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 8, 2019.

ITEM 7.01       REGULATION FD DISCLOSURE

The press release issued on December 9, 2019 announcing the election of Mr. Eliasson to the Board, is furnished herewith as Exhibit 99.1.

ITEM 9.01       EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1*	Press release of the Company issued December 9, 2019.

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	December 9, 2019	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release of the Company issued December 9, 2019.

*              Furnished herewith.